UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 22, 2013

SUJA MINERALS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: Matt Reams, President, Secretary, Treasurer and Interim CFO
10300 W. Charleston Blvd., #13-56
Las Vegas, NV 89135
(Address of principal executive offices)

(702) 425-2873
 (Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 5.02.  Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 22, 2013, our Board of Directors elected Dr. K. Joel Berry to the additional position of Chairman of the Board of Directors.  Dr. Berry is now Chairman, CEO and a Director of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On August 22, 2013, the Board of Directors and a majority of the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to change the corporate name of the Company to “GEI Global Energy Corp.” Following the filing of the Certificate of Amendment with the Nevada Secretary of State, the Company will apply to FINRA for approval of the name change and a new ticker symbol, to become effective upon receipt of FINRA approval.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUJA MINERALS, CORP.

Date: August 28, 2013	By:	/s/ Matt Reams
	Name:	Matt Reams
	Title:	President, Secretary, Treasurer and Acting CFO